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                                                                   Exhibit 10.50
                                    GUARANTY

                                                              New York, New York
                                                              October 27, 2000

In consideration of any and all loans, advances, acceptances, discounts and extensions of credit made by EXCEL BANK, N.A. , a national banking association organized and existing under the laws of the United States of America, with an office at 400 Park Avenue, New York, New York 10022 (the "Bank" or the "Lender"), to, for the account of, or on behalf of THE PRINCETON REVIEW, INC. a New York corporation (the "Borrower"), the undersigned (the "Guarantor") hereby absolutely and unconditionally guarantees to the Lender the punctual payment in full of that certain indebtedness of the Borrower to the Lender, including but not limited to the principal, interest and all other sums and amounts due and to become due from the Borrower to the Lender, under and pursuant to that certain promissory note dated October 27, 2000 in the principal amount of $4,500,000.00 due October 31, 2001, and in any substitutions, replacements, extensions or renewal thereof and under or pursuant to the terms of any agreement, assignment or other document, instrument or writing executed and delivered to the Lender with respect thereto (all of which obligations, indebtedness and liabilities are hereinafter referred to individually as an "Obligation" and collectively as the "Obligations").

Except for being entitled to notice (incorporating a five day cure period) of a non-payment default (susceptible to a 5 day cure) under the Obligations, the Guarantor hereby expressly waives the following: notice of the incurring of indebtedness by the Borrower; presentment and demand for payment, protest, notice of protest and notice of dishonor or non-payment of any instrument evidencing Obligations of the Borrower; any right to require suit against the Borrower or any other party before enforcing this Guaranty; any right to have security applied before enforcing this Guaranty; notice of acceptance of this Guaranty; notice of any default hereunder or under any agreement evidencing any of the Obligations; all other notices and demands otherwise required by law which the Guarantor may lawfully waive; and any right of subrogation to the Lender's rights against the Borrower until the Borrower' Obligations are paid in full. The Guarantor hereby expressly agrees that the Lender may, in its sole and absolute discretion, without notice to or further assent of the Guarantor, and without in any way releasing, affecting or impairing the obligations and liabilities of the Guarantor hereunder: (i) waive compliance with, or any default under, or grant any other indulgences with respect to, any of the Obligations or any agreement or instrument securing any of the Obligations; (ii) modify, amend or change any provisions of any of the Obligations; (iii) grant extensions or renewals of or with respect to any of the Obligations, and/or effect any release, compromise or settlement in connection therewith; (iv) agree to the substitution, exchange, release or other disposition of all or any part of the collateral at any time securing any Obligation; (v) make advances for the purposes of performing any term or covenant contained in any agreement evidencing any of the Obligations or any instrument or agreement securing the Obligations, with respect to which the Borrower shall be in default; (vi) assign or otherwise transfer any agreement evidencing any of the Obligations and any instrument or agreement securing the Obligations,


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including, without limitation, this Guaranty, or any interest therein; and (vii)
deal in all respects with the Borrower as if this Guaranty were not in effect. The obligations of the Guarantor under this Guaranty shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of any agreement evidencing any of the Obligations or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor. As further consideration for the loan or loans by Lender to Borrower and as a material inducement to Lender to make the loan or loans and accept this Guaranty, Guarantor hereby irrevocably waives, disclaims and relinquishes all claims, whether based in equity or law, whether by contract, statute or otherwise, that Guarantor might now or hereafter have against Borrower or any other person that is primarily or contingently liable on the Obligations guarantied hereby or that arise from the existence or performance of Guarantor's obligations under this Guaranty, including, but not limited to, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim or remedy of the Borrower against Lender or any collateral security that Lender now has or hereafter acquires.

 The liability of the Guarantor under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon pursuit by the Lender of any remedies it may have against the Borrower or any other party with respect to the Obligations or any instrument or agreement securing the Obligations, whether pursuant to the terms thereof or otherwise. No exercise or nonexercise by the Lender of any right given to it hereunder or under any agreement evidencing any of the Obligations or any instrument or agreement securing any of the Obligations, and no change, impairment or suspension of any right or remedy of the Lender shall in any way affect any of the Guarantor's obligations hereunder or give the Guarantor any recourse against the Lender. Without limiting the generality of the foregoing, the Lender shall not be required to make any demand on the Borrower and/or any other party, or otherwise pursue or exhaust its remedies against the Borrower or any other party, before, simultaneously with or after, enforcing its rights and remedies hereunder against the Guarantor. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Borrower and/or any other party, or in separate actions, as often as any holder of an Obligation, in its sole discretion, may deem advisable. Any action brought on this Guaranty with respect to one or more Obligations shall not prevent the commencement of subsequent or separate actions with respect to any other Obligations.

   Any notice, demand, request or other communication given hereunder or in connection herewith (hereinafter "Notices") shall be deemed sufficient if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the party to receive such Notice at its address set forth in this Guaranty or at such other address as such party may hereafter designate by Notice given in like fashion. Notices shall be deemed given when mailed.

Any payments made by the Guarantor under the provisions of this Guaranty shall be made to the Lender at its principal office at its address first set forth above, unless some other address is hereafter designated by the Lender.

All rights and remedies afforded to the Lender by reason of this Guaranty or by law are separate


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and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by the Lender in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights or remedies hereunder, and no modification or amendment hereof, shall be deemed made by the Lender unless in writing and duly executed. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of the Lender, and no single or partial exercise of any right or remedy hereunder shall preclude further exercise of any other right or remedy.

The obligation of the Guarantor to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower or its respective estates in bankruptcy or reorganization resulting from the operation of any present or future provision of Title 11 of the United States Code or other statute or from the decision of any court. The obligations of the Guarantor hereunder shall survive any judgment, order, or decree subordinating or voiding in whole or in part the obligations of either Borrower to the Lender and shall extend to the repayment of any sums recovered from the Lender on any basis (including any provision of Chapter 5 of Title 11, United States Code) either before or after satisfaction in full by either Borrower of its obligations to the Lender.

In the event that a petition in bankruptcy or for an arrangement or reorganization of, or for an order for relief with respect to, the Borrower under the bankruptcy laws or for the appointment of a receiver for the Borrower or any of its property is filed by or against either of the Borrower, or if the Borrower shall make an assignment for the benefit of creditors or shall become insolvent, or if a default shall occur under or with respect to any of the Obligations, all indebtedness of the Borrower shall, for the purpose of this Guaranty, be deemed at the Lender's election to have become immediately due and payable.

 The Guarantor further agrees to pay the Lender any and all costs, expenses and reasonable attorneys' fees paid or incurred by the Lender in collecting or endeavoring to collect the indebtedness of the Borrower or in enforcing or endeavoring to enforce this Guaranty. All accounts, deposits, and property of the Guarantor with or in the hands of the Lender shall be and stand pledged as collateral security for the indebtedness of the Guarantor to the Lender, and the Lender shall have the same right of setoff with respect to deposits and other credits of the Guarantor as the Lender may have with respect to deposits and other credits of the Borrower.

This Guaranty shall operate as an irrevocable and continuing guaranty of all obligations, liabilities and indebtedness of the Borrower to the Bank.

The Guarantor, to the extent that he may lawfully do so, hereby submits to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York; as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of the Guarantor's obligations under or with respect to this Guaranty, and expressly waives any and all


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objections he may have as to venue in any of such courts. THE GUARANTOR AND THE
LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LINE OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.

Guarantor hereby grants to Bank, a lien, security interest and right of setoff as security for all liabilities and obligations to Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of the Bank, or in transit to any of them. At any time without demand or notice (after an Event of Default or an event which with the giving of notice or the lapse of time or both would constitute an Event of Default, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Guarantor regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

This Guaranty shall be binding upon the Guarantor and her heirs, executors, administrators and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The terms "Guarantor" and "Borrower" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require.

IN WITNESS WHEREOF, this Guaranty has been executed and delivered to the Lender by the undersigned Guarantor as of the date first above written.

WITNESS/ATTEST:


                           By:_______________________________________________
                           Name:    Stephen Melvin
                           Title:      Treasurer and Chief Financial Officer


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STATE OF NEW YORK                      )
                                       ) SS.:
COUNTY OF NEW YORK                     )

On the 27th day of October in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared Stephen Melvin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        ----------------------------------------
                                              Notary Public


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